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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 30, 1998 included in K.Swiss Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

                                          Grant Thornton LLP

Los Angeles, California
July 24, 1998